Victory Funds

Victory CEMP Emerging Market Volatility Wtd Index Fund

Supplement dated April 21, 2016

to the Prospectus dated October 28, 2015, as supplemented (“Prospectus”)

The Board of Trustees of Victory Portfolios II (“Trust”) has approved a Plan of Liquidation (“Plan”) relating to the Victory CEMP Emerging Market Volatility Wtd Index Fund (“Fund”), a series of the Trust. It is anticipated that the Fund will liquidate on or about June 24, 2016. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund.

Effective May 1, 2016, the Fund is closed to new shareholder accounts. The Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund through June 17, 2016.

In connection with the liquidation of the Fund, the Board of Trustees of the Trust has authorized the Fund to invest all or a portion of its assets in the Victory CEMP Emerging Market Volatility Wtd Index ETF (“ETF”), an exchange-traded investment company advised by the same investment adviser as the Fund, Victory Capital Management Inc. (the “Adviser”), which seeks to track the same index as the Fund.  The Adviser will waive the management fee applicable to the Fund with respect to any assets that are invested in the ETF.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Funds

Supplement dated April 21, 2016

to the Statement of Additional Information dated October 28, 2015 (“SAI”)

Effective February 26, 2016, the Victory REC Enhanced Volatility Wtd Index Fund, the Victory CEMP Enhanced Fixed Income Fund and the Victory CEMP Ultra Short Term Fixed Income Fund were liquidated. All references to these Funds in the SAI are hereby deleted.

The Board of Trustees of Victory Portfolios II (“Trust”) has approved a Plan of Liquidation (“Plan”) relating to the Victory CEMP Emerging Market Volatility Wtd Index Fund (“Fund”), a series of the Trust. It is anticipated that the Fund will liquidate on or about June 24, 2016.

Paragraph 1 of the non-fundamental investment policies with respect to the Fund, found on page 2 of the SAI, is revised and restated in its entirety as follows:

1.              Under normal market conditions: the Victory CEMP US 500 Volatility Wtd Index Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of U.S. issuers; and the Victory CEMP US Small Cap Volatility Wtd Index Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in the stocks of U.S. issuers included in the CEMP US Small Cap 500 Volatility Weighted Index as of its most recent reconstitution; and the Victory CEMP Emerging Market Volatility Wtd Index Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) directly or indirectly in the stocks included in the CEMP Emerging Market 500 Volatility Weighted Index as of its most recent reconstitution; and the Victory CEMP US 500 Enhanced Volatility Wtd Index Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of U.S. issuers.

The section entitled, “Securities of Other Investment Companies,” found on page 15 of the SAI, is revised and restated in its entirety as follows:

Except for investment in money market funds, each Fund other than the Victory CEMP Emerging Market Volatility Wtd Index Fund, may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee. The Victory CEMP Emerging Market Volatility Wtd Index Fund is subject to these limits with respect to any unaffiliated fund in which it may invest. With respect to affiliated Funds, the Victory CEMP Emerging Market Volatility Wtd Index Fund may invest without limit.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.